
               MASTER SERVICER'S CERTIFICATE
            (Delivered pursuant to Section 4.9
        of the Master Sale and Servicing Agreement)


              HOUSEHOLD FINANCE CORPORATION,
                        Master Servicer
          HOUSEHOLD AUTO RECEIVABLES CORPORATION
          HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
       Class A, B-1, B-2 and C Notes, Series 1998-1

     The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998, by and among the
Servicer, Household Automobile Revolving Trust I, as Issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1.   Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date     December 17, 1999
        occurring on

5.  Series 1998-1 Information


(a)  The amount of Collected Funds with respect to the        $27,018,869.32
        Collection Period was equal to
        (i) The Gross Cash Yield                                    18.2586%

(b)  The amount of Available Funds with respect to the         27,037,205.83
        Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection Period      7,699,621.78
        was equal to

(d)  Net Liquidation Proceeds for the Collection Period was     2,996,249.82
        equal to
        (i) The annualized net default rate                          9.6958%

(e)  The principal balance of Series 1998-1 Receivables
      at the beginning of the Collection Period was equal to   582,110,006.42

(f)  The principal balance of Series 1998-1 Receivables on
       the last day of the Collection Period was equal to      559,479,711.25



(g)  The aggregate outstanding  balance of the Series
       1998-1 Receivables which were one payment (1-29 days)
       delinquent as of the close of business on the last
       day of the Collection Period with respect
       to such Distribution Date was equal to                   29,247,000.00

(h)  The aggregate outstanding  balance of the Series
        1998-1 Receivables which were two payments
        (30-59 days) delinquent as of the close of business
        on the last day of the Collection Period with respect
        to such Distribution Date was equal to                  11,120,000.00

(i)  The aggregate outstanding  balance of the Series 1998-1
        Receivables which were three or more payments
        (60+ days) delinquent as of the close of business
        on the last day of the Collection Period with respect
        to such Distribution Date was equal to                   6,691,000.00


(j)  The Base Servicing Fee paid on the Distribution Date       1,455,275.02
        was equal to

(k)  The Principal Distributable Amount for the                20,197,538.44
        Distribution Date was equal to

(l)  The Principal Amount Available for the Distribution       24,181,870.19
        Date was equal to

(m)  The Aggregate Note Principal Balance is equal to         519,533,180.73

(n)  The Aggregate Optimal Note Balance is equal to           499,335,642.29

(o)  The Targeted Overcollateralization Amount is equal to     60,144,068.96

(p)  The Targeted Credit Enhancement Amount is equal to        76,928,460.30

(q)  The Targeted Reserve Account Balance is equal to          16,784,391.34

(r)  The Reserve Account Deposit Amount for the Distribution Date       0.00

(s)  The Maximum Reserve Account Deposit Amount for the         1,551,575.02
        Distribution Date

(t)  The Reserve Account Shortfall for the Distribution Date            0.00

(u)  The amount on deposit in the Reserve Account after        16,784,391.34
        distributions is equal to

(v)  The notional amount of the Interest Rate Cap was equal to223,832,000.00

(w)  Payments received under the Interest Rate Cap were                 0.00
        equal to

(x)  Libor Rate used in determining payments received under
        the Interest Rate Cap was equal to                         5.458750%

6.  Noteholder Information
        (a) Class A-1
      (i)  The Class A Interest Distributable Amount with               0.00
                respect to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the Distribution             0.00
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with              0.00
                respect to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect to               0.00
                the Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at the beginning
                of the Distribution Date was equal to                   0.00


      (vi)  The Class A-1 aggregate principal amount at the end of
                the Distribution Date was equal to                      0.00

      (vii)  The Class A Principal Distributable Amount                 0.00
                with respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was equal to         0.00

      (ix)  The ending Class A-1 Notes as a percentage of the Pool
                Pool Balance on the Distribution Date was equal to  0.00000%

      (x)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     58.500000%

(b) Class A-2
      (i)  The Class A Interest Distributable Amount with         213,018.86
                respect to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the Distribution       213,018.86
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with              0.00
              respect to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with respect to               0.00
              the Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at the
              beginning of the Distribution Date was equal to  46,358,838.65

      (vi)  The Class A-2 aggregate principal amount at the end of the
                Distribution Date was equal to                 35,854,813.02

      (vii)  The Class A Principal Distributable Amount        10,504,025.63
                with respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was equal to10,504,025.63

     (ix)  The Class A Principal Carryover Shortfall with               0.00
                respect to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with respect to                0.00
                the Distribution Date was equal to

      (xi)  The ending Class A-2 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to      6.408599%

      (xii)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     58.500000%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with         704,126.04
                respect to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the Distribution       704,126.04
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with              0.00
                respect to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with respect to               0.00
                the Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at the beginning
                of the Distribution Date was equal to         143,000,000.00

      (vi)  The Class A-3 aggregate principal amount at the end of the
                Distribution Date was equal to                143,000,000.00

      (vii)  The Class A Principal Distributable Amount                 0.00
                with respect to Class A-3 was equal to


      (viii)  The Class A-3 principal distribution was equal to         0.00

     (ix)  The Class A Principal Carryover Shortfall with               0.00
                respect to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with respect to                0.00
                the Distribution Date was equal to

      (xi)  The ending Class A-3 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     25.559461%

      (xii)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     58.500000%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with         401,381.40
                respect to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the Distribution       401,381.40
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with              0.00
                respect to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with respect to               0.00
                the Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at the beginning
                of the Distribution Date was equal to          80,832,000.00

      (vi)  The Class A-4 aggregate principal amount at the end of
                the Distribution Date was equal to             80,832,000.00

      (vii)  The Class A Principal Distributable Amount                 0.00
                with respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution was equal to         0.00

     (ix)  The Class A Principal Carryover Shortfall with               0.00
                respect to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with respect to                0.00
                the Distribution Date was equal to

      (xi)  The ending Class A-4 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     14.447709%

      (xii)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     58.500000%

(e) Class A-5
      (i)  The Class A Interest Distributable Amount with         331,200.72
                respect to Class A-5 was equal to

      (ii)  The Class A-5 interest paid on the Distribution       331,200.72
                Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with              0.00
                respect to Class A-5 was equal to

      (iv)  The Class A-5 unpaid interest with respect to               0.00
                the Distribution Date was equal to

      (v)  The Class A-5 aggregate principal amount at the beginning
                of the Distribution Date was equal to          70,343,515.10

      (vi)  The Class A-5 aggregate principal amount at the
                end of the Distribution Date was equal to      67,608,818.06

      (vii)  The Class A-5 Principal Distributable Amount       2,734,697.04
                was equal to

      (viii)  The Class A-5 principal distribution was          2,734,697.04
                equal to


     (ix)  The Class A-5 Principal Carryover Shortfall was equal        0.00

     (x)  The Class A-5 unpaid principal with respect to                0.00
                the Distribution Date was equal to

      (xi)  The ending Class A-5 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to      12.084231%

      (xii)  The ending Class A Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to      58.500000%

(f) Class B-1
      (i)  The Class B-1 Interest Distributable Amount was        366,729.30
                equal to

      (ii)  The Class B-1 interest paid on the Distribution       366,729.30
                Date was equal to

      (iii)  The Class B-1 Interest Carryover Shortfall was             0.00
                equal to

      (iv)  The Class B-1 unpaid interest with respect to               0.00
                the Distribution Date was equal to

      (v)  The Class B-1 aggregate principal amount at the beginning
                of the Distribution Date was equal to          69,853,200.77

      (vi)  The Class B-1 aggregate principal amount at the end of the
                Distribution Date was equal to                 67,137,565.35

      (vii)  The Class B-1 Principal Distributable Amount       2,715,635.42
                was equal to

      (viii)  The Class B-1 principal distribution was          2,715,635.42
                equal to

     (ix)  The Class B-1 Principal Carryover Shortfall was equal to     0.00

     (x)  The Class B-1 unpaid principal with respect to                0.00
                the Distribution Date was equal to

      (xi)  The ending Class B-1 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     12.000000%

      (xii)  The ending Class A and B-1 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     70.500000%

(g) Class B-2
      (i)  The Class B-2 Interest Distributable Amount was equal  353,922.88

      (ii)  The Class B-2 interest paid on the Distribution       353,922.88
                Date was equal to

      (iii)  The Class B-2 Interest Carryover Shortfall was equal to    0.00

      (iv)  The Class B-2 unpaid interest with respect to               0.00
                the Distribution Date was equal to

      (v)  The Class B-2 aggregate principal amount at the beginning of
                the Distribution Date was equal to             66,360,540.73

      (vi)  The Class B-2 aggregate principal amount at the end of the
                Distribution Date was equal to                 63,780,687.08

      (vii)  The Class B-2 Principal Distributable Amount       2,579,853.65
                was equal to

      (viii)  The Class B-2 principal distribution was          2,579,853.65
                equal to

     (ix)  The Class B-2 Principal Carryover Shortfall was equal to     0.00

     (x)  The Class B-2 unpaid principal with respect to                0.00
                the Distribution Date was equal to

      (xi)  The ending Class B-2 Notes as a percentage of the Pool
                Balance on the Distribution Date was equal to     11.400000%

      (xii) The ending Class A, B-1 and B-2 Notes as a percentage of the Pool Balance on the Distribution Date was equal to81.900000%


(g) Class C
      (i)  The Class C Interest Distributable Amount was equal to 231,752.55

      (ii)  The Class C interest paid on the Distribution         231,752.55
                Date was equal to

      (iii)  The Class C Interest Carryover Shortfall was equal to      0.00

      (iv)  The Class C unpaid interest with respect to the             0.00
                Distribution Date was equal to

      (v)  The Class C aggregate principal amount at the beginning of
                the Distribution Date was equal to             42,785,085.47

      (vi)  The Class C aggregate principal amount at the end of the
                Distribution Date was equal to                 41,121,758.78

      (vii)  The Class C Principal Distributable Amount was     1,663,326.69
                equal to

      (viii)  The Class C principal distribution was equal to   1,663,326.69

     (ix)  The Class C Principal Carryover Shortfall was equal to       0.00

     (x)  The Class C unpaid principal with respect to the              0.00
                Distribution Date was equal to

      (xi)  The ending Class C Notes as a percentage of the Pool Balance
                on the Distribution Date was equal to              7.350000%

      (xii)  The ending Class A, B-1, B-2 and C Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to89.250000%

(h) Overcollateralization
     (i)  The ending overcollateralization was equal to        60,144,068.96

     (ii)  The ending overcollateralization as a percentage of the Pool
                Balance on the Distribution Date was equal to     10.750000%

7. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing Agreement through the Collection
        Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".
                                                                      None
8. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents (or if there is a lien, such lien consists of: ______________________).

9. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this December 16, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:    Servicing Officer



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                   11/30/99
Distribution Date                                                   12/17/99

CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                            198.4637869
   2.   Principal distribution per $1,000                        194.5189932
   3.   Interest distribution per $1,000                         3.944793704

B.  Calculation of Class A-2 Interest
   1.   Class A-2 related Note Rate                               5.514000%
   2.   Class A-2 principal balance - beginning of period     $46,358,838.65
   3.   Accrual convention                                        Actual/360
   4.   Days in Interest Period                                           30

   5.   Class A-2 interest due                                   $213,018.86
   6.   Class A-2 interest paid                                  $213,018.86
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-2
   8.   Class A-2 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period      $46,358,838.65
   2.  Class A-2 principal - amount due                       $10,504,025.63
   3.  Class A-2 principal - amount paid                      $10,504,025.63
   4.  Class A-2 principal balance - end of period            $35,854,813.02
   5.  Class A Principal Carryover Shortfall with respect              $0.00
        to Class A-2
   6.  Class A-2 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool Balance         6.408599%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.500000%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                  $27,037,205.83

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $29,247,000.00
          % Of  Receivables                                        5.227535%
     (b)  30-59 Days Delinquent                               $11,120,000.00
          % Of  Receivables                                        1.987561%
     (c)  60+ Days Delinquent                                  $6,691,000.00
          % Of  Receivables                                        1.195933%

   3.  Aggregate losses for Collection Period less Net         $4,703,371.96
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $1,455,275.02

   5.  Pool Balance on the Accounting Date                   $559,479,711.25

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $16,784,391.34
        (b)  Amount on deposit in the Reserve Account         $16,784,391.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap $223,832,000.00
           (b)  Current Libor                                      5.458750%
           (c)  Cap Rate                                           6.250000%
           (d)  Excess                                                    NA
           (e)  Day convention                                    Actual/360
           (f)  Days in Interest Period                                   30
           (g)  Payments received under the Interest Rate Cap              0

   8.  (a)  Weighted Average Coupon (WAC)                         19.624000%
         (b)  Weighted Average Remaining Maturity (WAM)                   44


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                   11/30/99
Distribution Date                                                   12/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT


A.   Information Regarding Distributions
   1.   Total distribution per $1,000                            4.923958322
   2.   Principal distribution per $1,000                                  0
   3.   Interest distribution per $1,000                         4.923958322

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                               5.458750%
          (b)  Spread                                              0.450000%
          (c)  Class A-3 related Note Rate                         5.908750%

   2.    Class A-3 principal balance - beginning of period   $143,000,000.00
   3.    Accrual convention                                       Actual/360
   4.    Days in Interest Period                                          30

   5.   Class A-3 interest due                                   $704,126.04
   6.   Class A-3 interest paid                                  $704,126.04
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-3
   8.   Class A-3 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period     $143,000,000.00
   2.  Class A-3 principal - amount due                                $0.00
   3.  Class A-3 principal - amount paid                               $0.00
   4.  Class A-3 principal balance - end of period           $143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect              $0.00
        to Class A-3
   6.  Class A-3 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool Balance        25.559461%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.500000%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                        $27,037,205.83

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $29,247,000.00
          % Of  Receivables                                        5.227535%
     (b)  30-59 Days Delinquent                               $11,120,000.00
          % Of  Receivables                                        1.987561%
     (c)  60+ Days Delinquent                                  $6,691,000.00
          % Of  Receivables                                        1.195933%

   3.  Aggregate losses for Collection Period less Net         $4,703,371.96
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $1,455,275.02

   5.  Pool Balance on the Accounting Date                   $559,479,711.25

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $16,784,391.34
        (b)  Amount on deposit in the Reserve Account         $16,784,391.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap $223,832,000.00
           (b)  Current Libor                                      5.458750%
           (c)  Cap Rate                                           6.250000%
           (d)  Excess                                                    NA
           (e)  Day convention                                    Actual/360
           (f)   Days in Interest Period                                  30
          (g)  Payments received under the Interest Rate Cap           $0.00

   8.  (a)  Weighted Average Coupon (WAC)                         19.624000%
         (b)  Weighted Average Remaining Maturity (WAM)                   44

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                   11/30/99
Distribution Date                                                   12/17/99


CLASS A-4 NOTEHOLDER'S STATEMENT


A.   Information Regarding Distributions
   1.   Total distribution per $1,000                               4.965625
   2.   Principal distribution per $1,000                                  0
   3.   Interest distribution per $1,000                            4.965625

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor                                               5.458750%
          (b)  Spread                                              0.500000%
          (c)  Class A-4 related Note Rate                         5.958750%

   2.    Class A-4 principal balance - beginning of period    $80,832,000.00
   3.    Accrual convention                                       Actual/360
   4.    Days in Interest Period                                          30
   5.   Class A-4 interest due                                   $401,381.40
   6.   Class A-4 interest paid                                  $401,381.40
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-4
   8.   Class A-4 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period      $80,832,000.00
   2.  Class A-4 principal - amount due                                $0.00
   3.  Class A-4 principal - amount paid                               $0.00
   4.  Class A-4 principal balance - end of period            $80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect              $0.00
        to Class A-4
   6.  Class A-4 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool Balance        14.447709%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.500000%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                        $27,037,205.83

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $29,247,000.00
          % Of  Receivables                                        5.227535%
     (b)  30-59 Days Delinquent                               $11,120,000.00
          % Of  Receivables                                        1.987561%
     (c)  60+ Days Delinquent                                  $6,691,000.00
          % Of  Receivables                                        1.195933%

   3.  Aggregate losses for Collection Period less Net         $4,703,371.96
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $1,455,275.02

   5.  Pool Balance on the Accounting Date                   $559,479,711.25

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $16,784,391.34
        (b)  Amount on deposit in the Reserve Account         $16,784,391.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap $223,832,000.00
           (b)  Current Libor                                      5.458750%
           (c)  Cap Rate                                           6.250000%
           (d)  Excess                                                    NA
           (e)  Day convention                                    Actual/360
           (f)   Days in Interest Period                                  30
           (g)  Payments received under the Interest Rate Cap              0

   8.  (a)  Weighted Average Coupon (WAC)                         19.624000%
         (b)  Weighted Average Remaining Maturity (WAM)                   44

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                   11/30/99
Distribution Date                                                   12/17/99


CLASS A-5 NOTEHOLDER'S STATEMENT


A.   Information Regarding Distributions
   1.   Total distribution per $1,000                            30.65897757
   2.   Principal distribution per $1,000                        27.34697037
   3.   Interest distribution per $1,000                           3.3120072

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                               5.650000%
   2.   Class A-5 principal balance - beginning of period     $70,343,515.10
   3.   Accrual convention                                            30/360
   4.   Days in Interest Period
   5.   Class A-5 interest due                                   $331,200.72
   6.   Class A-5 interest paid                                  $331,200.72
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-5
   8.   Class A-5 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period      $70,343,515.10
   2.  Class A-5 principal - amount due                        $2,734,697.04
   3.  Class A-5 principal - amount paid                       $2,734,697.04
   4.  Class A-5 principal balance - end of period            $67,608,818.06
   5.  Class A-5 Principal Carryover Shortfall                         $0.00
   6.  Class A-5 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool Balance        12.084231%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.500000%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                        $27,037,205.83

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $29,247,000.00
          % Of  Receivables                                        5.227535%
     (b)  30-59 Days Delinquent                               $11,120,000.00
          % Of  Receivables                                        1.987561%
     (c)  60+ Days Delinquent                                  $6,691,000.00
          % Of  Receivables                                        1.195933%

   3.  Aggregate losses for Collection Period less Net         $4,703,371.96
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $1,455,275.02

   5.  Pool Balance on the Accounting Date                   $559,479,711.25

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $16,784,391.34
        (b)  Amount on deposit in the Reserve Account         $16,784,391.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap $223,832,000.00
           (b)  Current Libor                                      5.458750%
           (c)  Cap Rate                                           6.250000%
           (d)  Excess                                                    NA
           (e)  Day convention                                    Actual/360
           (f)   Days in Interest Period                                  30
           (g)  Payments received under the Interest Rate Cap              0

   8.  (a)  Weighted Average Coupon (WAC)                         19.624000%
         (b)  Weighted Average Remaining Maturity (WAM)                   44

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                   11/30/99
Distribution Date                                                   12/17/99


CLASS B-1 NOTEHOLDER'S STATEMENT


A.   Information Regarding Distributions
   1.   Total distribution per $1,000                              31.039996
   2.   Principal distribution per $1,000                          27.346963
   3.   Interest distribution per $1,000                            3.693033

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                               6.300000%
   2.   Class B-1 principal balance - beginning of period     $69,853,200.77
   3.   Accrual convention                                            30/360
   4.   Days in Interest Period

   4.   Class B-1 interest due                                   $366,729.30
   5.   Class B-1 interest paid                                  $366,729.30
   6.   Class B-1 Interest Carryover Shortfall                         $0.00
   7.   Class B-1 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period      $69,853,200.77
   2.  Class B-1 principal - amount due                        $2,715,635.42
   3.  Class B-1 principal - amount paid                       $2,715,635.42
   4.  Class B-1 principal balance - end of period            $67,137,565.35
   5.  Class B-1 Principal Carryover Shortfall                         $0.00
   6.  Class B-1 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool Balance        12.000000%
        on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool          70.500000%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                        $27,037,205.83

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $29,247,000.00
          % Of  Receivables                                        5.227535%
     (b)  30-59 Days Delinquent                               $11,120,000.00
          % Of  Receivables                                        1.987561%
     (c)  60+ Days Delinquent                                  $6,691,000.00
          % Of  Receivables                                        1.195933%

   3.  Aggregate losses for Collection Period less Net         $4,703,371.96
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $1,455,275.02

   5.  Pool Balance on the Accounting Date                   $559,479,711.25

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $16,784,391.34
        (b)  Amount on deposit in the Reserve Account         $16,784,391.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap $223,832,000.00
           (b)  Current Libor                                      5.458750%
           (c)  Cap Rate                                           6.250000%
           (d)  Excess                                      NA
           (e)  Day convention                              Actual/360
           (f)   Days in Interest Period                                  30
          (g)  Payments received under the Interest Rate Cap               0

   8.  (a)  Weighted Average Coupon (WAC)                         19.624000%
         (b)  Weighted Average Remaining Maturity (WAM)                   44


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                   11/30/99
Distribution Date                                                   12/17/99


CLASS B-2 NOTEHOLDER'S STATEMENT


A.   Information Regarding Distributions
   1.   Total distribution per $1,000                            31.09856611
   2.   Principal distribution per $1,000                        27.34691905
   3.   Interest distribution per $1,000                         3.751647056

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                               6.400000%
   2.   Class B-2 principal balance - beginning of period     $66,360,540.73
   3.   Accrual convention                                            30/360
   4.   Days in Interest Period
   5.   Class B-2 interest due                                   $353,922.88
   6.   Class B-2 interest paid                                  $353,922.88
   7.   Class B-2 Interest Carryover Shortfall                         $0.00
   8.   Class B-2 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period      $66,360,540.73
   2.  Class B-2 principal - amount due                        $2,579,853.65
   3.  Class B-2 principal - amount paid                       $2,579,853.65
   4.  Class B-2 principal balance - end of period            $63,780,687.08
   5.  Class B-2 Principal Carryover Shortfall                         $0.00
   6.  Class B-2 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool Balance        11.400000%
        on the Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the          81.900000%
        Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                  $27,037,205.83

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $29,247,000.00
          % Of  Receivables                                        5.227535%
     (b)  30-59 Days Delinquent                               $11,120,000.00
          % Of  Receivables                                        1.987561%
     (c)  60+ Days Delinquent                                  $6,691,000.00
          % Of  Receivables                                        1.195933%

   3.  Aggregate losses for Collection Period less Net         $4,703,371.96
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $1,455,275.02

   5.  Pool Balance on the Accounting Date                   $559,479,711.25

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $16,784,391.34
        (b)  Amount on deposit in the Reserve Account         $16,784,391.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap $223,832,000.00
           (b)  Current Libor                                      5.458750%
           (c)  Cap Rate                                           6.250000%
           (d)  Excess                                                    NA
           (e)  Day convention                                    Actual/360
           (f)   Days in Interest Period                                  30
          (g)  Payments received under the Interest Rate Cap               0

   8.  (a)  Weighted Average Coupon (WAC)                         19.624000%
         (b)  Weighted Average Remaining Maturity (WAM)                   44
